UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)     MARCH 26, 2007
                                                    ----------------------------


                    BUILDING MATERIALS CORPORATION OF AMERICA
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


                33-81808                              22-3276290
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        (Commission File Number)           (IRS Employer Identification No.)


             1361 ALPS ROAD
            WAYNE, NEW JERSEY                                     07470
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (973) 628-3000
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

                             ADDITIONAL REGISTRANTS

                                                                      Address, including zip
                                                                       code and telephone
                               State or other      Registration      number, including area
                              jurisdiction of       No./I.R.S.        code, of registrant's
 Exact name of registrant     incorporation or      Employer               principal
as specified in its charter     organization    Identification No.      executive offices
---------------------------     ------------    ------------------      -----------------
Building Materials                Delaware         333-69749-01/        1361 Alps Road
Manufacturing Corporation                           22-3626208          Wayne, NJ 07470
                                                                        (973) 628-3000

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On March 26, 2007, Building Materials Corporation of America ("BMCA" or the "Company") announced the completion of the merger of its subsidiary BMCA Acquisition Sub Inc., with and into ElkCorp ("Elk"), which resulted in Elk becoming an indirect, wholly-owned subsidiary of BMCA.

On March 30, 2007, BMCA filed a Current Report on Form 8-K reporting that it had completed the merger and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed at a later date. This Amendment to the Company's Current Report on Form 8-K contains the required financial statements and pro forma financial information. This financial information should be read in conjunction with the Company's Current Report on Form 8-K filed on March 30, 2007, relating to the acquisition.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)         FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

The Audited Consolidated Financial Statements of Elk and its subsidiaries as of June 30, 2006 and June 30, 2005 and for each of the years in the three-year period ended June 30, 2006, and the notes thereto are incorporated by reference to Item 8 of Part II of Elk's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, which was filed with the SEC on September 6, 2006.

The Unaudited Consolidated Financial Statements of Elk and its subsidiaries as of December 31, 2006 and June 30, 2006, and for the three month and six month periods ended December 31, 2006 and December 31, 2005, and the notes thereto are incorporated by reference to Item 1 of Part I of Elk's Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, which was filed with the SEC on February 8, 2007.

(b)         PRO FORMA FINANCIAL STATEMENT INFORMATION.

The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended December 31, 2006 and the three months ended April 1, 2007 and April 2, 2006, and the notes thereto, are incorporated herein by reference to Exhibit 99.3, which is attached to this Current Report on Form 8-K/A.








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



(d)         EXHIBITS.

99.1 The Audited Consolidated Financial Statements of Elk and its subsidiaries as of June 30, 2006 and June 30, 2005 and for each of the years in the three-year period ended June 30, 2006, and the notes thereto (incorporated by reference to Item 8 of Part II of Elk's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, which was filed with the SEC on September 6, 2006).

99.2 The Unaudited Consolidated Financial Statements of Elk and its subsidiaries as of December 31, 2006 and June 30, 2006, and for the three month and six month periods ended December 31, 2006 and December 31, 2005, and the notes thereto (incorporated by reference to Item 1 of Part I of Elk's Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, which was filed with the SEC on February 8, 2007).

99.3 The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended December 31, 2006 and the three months ended April 1, 2007 and April 2, 2006, and the notes thereto.














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



                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BUILDING MATERIALS CORPORATION OF AMERICA
                                    BUILDING MATERIALS MANUFACTURING CORPORATION




Dated: June 11, 2007              By: /s/ James T. Esposito
                                      ------------------------------------
                                      Name:  James T. Esposito
                                      Title: Vice President and Controller















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



                                  EXHIBIT INDEX

    Exhibit Number      Description
    --------------      -----------

         99.1 The Audited Consolidated Financial Statements of Elk and its subsidiaries as of June 30, 2006 and June 30, 2005 and for each of the years in the three-year period ended June 30, 2006, and the notes thereto (incorporated by reference to Item 8 of Part II of Elk's Annual Report on Form 10-K for the fiscal year ended June 30, 2006, which was filed with the SEC on September 6, 2006).

         99.2 The Unaudited Consolidated Financial Statements of Elk and its subsidiaries as of December 31, 2006 and June 30, 2006, and for the three month and six month periods ended December 31, 2006 and December 31, 2005, and the notes thereto (incorporated by reference to Item 1 of Part I of Elk's Quarterly Report on Form 10-Q for the quarter ended December 31, 2006, which was filed with the SEC on February 8, 2007).

         99.3 The Unaudited Pro Forma Condensed Combined Balance Sheet as of December 31, 2006 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the twelve months ended December 31, 2006 and the three months ended April 1, 2007 and April 2, 2006, and the notes thereto.










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